Exhibit 10.29

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of April 8, 2010 in Beijing, People’s Republic of China (the “PRC” or “China”):

(1)                        ChinaCache Network Technology (Beijing) Co., Ltd. (“Lender”), a limited liability company organized and existing under the laws of the PRC, with its address at Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing;

(2)                        Xiurong Mei (“Borrower”), a citizen of the PRC with Chinese Identification No.:            .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.                             Borrower intends to acquire a limited liability company— Shanghai Jnet Telcom Co., Ltd. (“Domestic Company”) in Shanghai, China.  The proposed registered capital of the Domestic Company is RMB1,000,000, among which, Borrower intends to purchase 3% of the equity interest of the Domestic Company (“Borrower Equity Interest”) with RMB30,000;

2.                             Lender intends to provide Borrower with a loan to be used for the purposes set forth under this Agreement.

1                     Loan

1.1                      In accordance with the terms and conditions of this Agreement, Lender agrees to provide a loan in USD equivalent to the amount of RMB 30,000 (the “Loan”) to Borrower. The term of the Loan shall be ten years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                        30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                        Borrower ceases (for any reason) to be an employee of Lender or its affiliates;

1.1.3                        Borrower engages in criminal act or is involved in criminal activities;

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1.1.4                        According to the applicable laws of China, foreign investors are permitted to invest in the value-added telecommunication services business in China with a controlling stake or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under Section 4.1.1 and 4.2.5 of the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                       Lender agrees to remit such amount of the Loan to the account designated by Borrower within 20 days after receiving a written notification from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan on the date of receiving the Loan. The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                       Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to purchase the registered capital of the Domestic Company in Shanghai, China. Borrower will thereby become a shareholder to the Domestic Company holding 3% of the latter’s equity interest (“Borrower Equity Interest”).  Borrower agree to provide a full set of the Domestic Company’s registration documents (copies), business license and articles of association within 60 days following the execution of this Agreement. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                       Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and may at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement executed by Lender, Borrower and Domestic Company.

1.5                       Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.6                       Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.7                       Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”, please refer to Sectin 4.2.4), which authorizes a legal

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or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Domestic Company.

2                     Conditions Precedent

The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1                      Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2                      All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.3                      Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect Borrower’s performance of its obligations under this Agreement has occurred or is expected to occur.

3                     Representations and Warranties

3.1                      Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

3.1.1                        Lender is a corporation duly organized and legally existing in accordance with the laws of the PRC;

3.1.2                      Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

3.1.3                      This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

3.2                       Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

3.2.1                      Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

3.2.2                      This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

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3.2.3                      There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

4                     Borrower’s Covenants

4.1                       As and when he becomes, and for so long as he remains a shareholder of Domestic Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Domestic Company:

4.1.1                      to execute an Exclusive Option Agreement with Borrower and Lender, according to which Borrower will irrevocably grant an exclusive option to Lender to purchase all of the Borrower Equity Interest; to execute the above Exclusive Option Agreement as soon as possible after the updated business license of Domestic Company is issued, and to obtain all relevant governmental approvals, registrations or filings (if necessary);

4.1.2                      to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreements executed with Lender on January 10, 2008, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

4.1.3                      at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

4.1.4                      to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

4.1.5                      to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

4.1.6                      at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

4.1.7                      without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

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4.1.8                      to maintain its corporate existence in accordance with good financial and commercial standars and practice, and diligently and effectively manage its business and handle its matters;

4.1.9                      without the prior written consent of Lender, not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interests in its assets, business or incomes, or allow establishment of any other collateral interests thereon;

4.1.10                without the prior written consent of Lender, not to incur, inherit, guarantee or allow the existence of any debts, except for (i) those incurred in the ordinary or daily course of business other than by loans, and (ii) those disclosed to Lender and to which Lender has consented to in writing;

4.1.11                to operate all of its business in ordinary course of business to maintain its asset value;

4.1.12                without the prior written consent of Lender, not to enter into any material contracts (for the purpose of this paragraph, if the value of a contract exceeds RMB100,000, such contracts shall be deemed a material contract), except for those entered into in the ordinary course of business;

4.1.13                without the prior written consent of Lender, not to provide loans or credit to any persons;

4.1.14                to purchase and maintain insurance with insurance company accepted by Lender, the amount and type of such insurance shall be the same or have the same level with those purchased by companies which operate similar business and own similar property or assets in the same district;

4.1.15                without the prior written consent of Lender, not to consolidate or merge with any entities, or purchase or invest in any entities;

4.1.16                to execute all necessary or appropriate documents, adopt all necessary or appropriate actions and bring all necessary or appropriate claims or make all necessary or appropriate defends to all claims so as to maintain ownership to all of its assets;

4.1.17                without the prior written consent of Lender, not to issue dividends in any forms to the shareholders, however, upon request by Lender, to distribut all or part of its distributable profits to the shareholders.

4.2                       Borrower covenants that during the term of this Agreement, he shall:

4.2.1                      To compelte the acquisition of the Domestic Company in accordance with the PRC laws within 60 days after the execution of this Agreement;

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4.2.2                      To make all contributions corresponding to the Borrower Equity Interest in accordance with relevant laws, and provide Lender with a capital verification report regarding such contribution issued by qualified accounting firm;

4.2.3                      To use best efforts to cause Domestic Company to engage in current value-added telecommunication service business;

4.2.4                      to execute an irrevocable Power of Attorney, which authorizes Lender or Lender’s designated person (legal or natural person) to exercise all of Borrower’s rights as a shareholder in Domestic Company, and refrain from exercising such shareholder rights except for those otherwise specified in this Agreement, the Share Pledge Agreement (defined as follows) or by Lender.

4.2.5                      to execute an Exclusive Option Agreement with Lender and Domestic Company, under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest;

4.2.6                      to execute a Share Pledge Agreement with Lender and Domestic Company (“Share Pledge Agreement”), under which Borrower agrees to pledge all of Borrower Equity Interest to Lender;

4.2.7                      To execute the above power of attorney, Exclusive Option Agreement and Share Pledge Agreement as soon as possible after issuance of the business license of Domestic Company, and obtain all relevant governmental approvals, registrations or filings (if necessary);

4.2.8                      To strictly comply with this Agreement, the power of attorney, Share Pledge Agreement and Exclusive Option Agreement, and perform its obligations under such documents, and not no commit any actions/inactions that may affect the validity and enforceability of such documents;

4.2.9                      not to sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement;

4.2.10                To cause any shareholders’ meeting and/or the board of directors of Domestic Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

4.2.11                To cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation

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of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

4.2.12                To immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

4.2.13                to the extent necessary to maintain his ownership of the Borrower Equity Interest, to execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

4.2.14                without the prior written consent of Lender, to refrain from any action / omission that may have a material impact on the assets, business and liabilities of Borrower Company;

4.2.15                To appoint any designee of Lender as director of Borrower Company, at the request of Lender;

4.2.16                to the extent permitted by the laws of China, at the request of Lender at any time, to promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Domestic Company to waive their right of first refusal with respect to the share transfer described in this Section;

4.2.17                to the extent permitted by the laws of China, at the request of Lender at any time, to cause the other shareholders of Domestic Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

4.2.18                in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

4.2.19                without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5                     Liability for Default

5.1                       In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including

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litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

5.2                       In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

6                     Notices

6.1                       All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1             Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

6.1.2             Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2                       For the purpose of notices, the addresses of the Parties are as follows:

Lender:               ChinaCache Network Technology (Beijing) Co., Ltd.

Address:             Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:                  + 8610-6437 4251

Borrower:          Xiurong Mei

Address:             Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:            + 8610-6437 4251

6.3                       Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

7                     Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement, the contents of the Agreement and the preparation or performance thereof is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to

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any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange, or orders by governmental authorities or court; or (c) information required to be disclosed by any Party to its shareholders, investors, legal counsel or financial advisor regarding the transaction contemplated hereunder, and such shareholders, investors, legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

8                     Governing Law and Resolution of Disputes

8.1            The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

8.2            In the event of any dispute with respect to the construction and performance    of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3            Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9                     Miscellaneous

9.1            This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2            This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3            This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment

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agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4            In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable I n any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5            The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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IN WITNESS THEREOF, the parties have caused their authorized representatives to sign this Loan Agreement on the date first above written.

Lender:     ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Borrower: Xiurong Mei

By:	/s/ Xiurong Mei

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Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of April 8, 2010 in Beijing, People’s Republic of China (the “PRC” or “China”):

(1)                        ChinaCache Network Technology (Beijing) Co., Ltd. (“Lender”), a limited liability company organized and existing under the laws of the PRC, with its address at Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing;

(2)                        Yongkai Mei (“Borrower”), a citizen of the PRC with Chinese Identification No.:            .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.                             Borrower intends to acquire a limited liability company— Shanghai Jnet Telcom Co., Ltd. (“Domestic Company”) in Shanghai, China.  The proposed registered capital of the Domestic Company is RMB1,000,000, among which, Borrower intends to purchase 3% of the equity interest of the Domestic Company (“Borrower Equity Interest”) with RMB30,000;

2.                             Lender intends to provide Borrower with a loan to be used for the purposes set forth under this Agreement.

1                     Loan

1.1                      In accordance with the terms and conditions of this Agreement, Lender agrees to provide a loan in USD equivalent to the amount of RMB 30,000 (the “Loan”) to Borrower. The term of the Loan shall be ten years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                        30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                        Borrower ceases (for any reason) to be an employee of Lender or its affiliates;

1.1.3                        Borrower engages in criminal act or is involved in criminal activities;

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1.1.4                        According to the applicable laws of China, foreign investors are permitted to invest in the value-added telecommunication services business in China with a controlling stake or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under Section 4.1.1 and 4.2.5 of the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                       Lender agrees to remit such amount of the Loan to the account designated by Borrower within 20 days after receiving a written notification from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan on the date of receiving the Loan. The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                       Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to purchase the registered capital of the Domestic Company in Shanghai, China. Borrower will thereby become a shareholder to the Domestic Company holding 3% of the latter’s equity interest (“Borrower Equity Interest”).  Borrower agree to provide a full set of the Domestic Company’s registration documents (copies), business license and articles of association within 60 days following the execution of this Agreement. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                       Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and may at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement executed by Lender, Borrower and Domestic Company.

1.5                       Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.6                       Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.7                       Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”, please refer to Sectin 4.2.4), which authorizes a legal

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or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Domestic Company.

2                     Conditions Precedent

The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1                      Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2                      All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.3                      Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect Borrower’s performance of its obligations under this Agreement has occurred or is expected to occur.

3                     Representations and Warranties

3.1                      Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

3.1.1                        Lender is a corporation duly organized and legally existing in accordance with the laws of the PRC;

3.1.2                      Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

3.1.3                      This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

3.2                       Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

3.2.1                      Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

3.2.2                      This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

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3.2.3                      There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

4                     Borrower’s Covenants

4.1                       As and when he becomes, and for so long as he remains a shareholder of Domestic Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Domestic Company:

4.1.1                      to execute an Exclusive Option Agreement with Borrower and Lender, according to which Borrower will irrevocably grant an exclusive option to Lender to purchase all of the Borrower Equity Interest; to execute the above Exclusive Option Agreement as soon as possible after the updated business license of Domestic Company is issued, and to obtain all relevant governmental approvals, registrations or filings (if necessary);

4.1.2                      to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreements executed with Lender on January 10, 2008, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

4.1.3                      at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

4.1.4                      to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

4.1.5                      to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

4.1.6                      at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

4.1.7                      without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

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4.1.8                      to maintain its corporate existence in accordance with good financial and commercial standars and practice, and diligently and effectively manage its business and handle its matters;

4.1.9                      without the prior written consent of Lender, not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interests in its assets, business or incomes, or allow establishment of any other collateral interests thereon;

4.1.10                without the prior written consent of Lender, not to incur, inherit, guarantee or allow the existence of any debts, except for (i) those incurred in the ordinary or daily course of business other than by loans, and (ii) those disclosed to Lender and to which Lender has consented to in writing;

4.1.11                to operate all of its business in ordinary course of business to maintain its asset value;

4.1.12                without the prior written consent of Lender, not to enter into any material contracts (for the purpose of this paragraph, if the value of a contract exceeds RMB100,000, such contracts shall be deemed a material contract), except for those entered into in the ordinary course of business;

4.1.13                without the prior written consent of Lender, not to provide loans or credit to any persons;

4.1.14                to purchase and maintain insurance with insurance company accepted by Lender, the amount and type of such insurance shall be the same or have the same level with those purchased by companies which operate similar business and own similar property or assets in the same district;

4.1.15                without the prior written consent of Lender, not to consolidate or merge with any entities, or purchase or invest in any entities;

4.1.16                to execute all necessary or appropriate documents, adopt all necessary or appropriate actions and bring all necessary or appropriate claims or make all necessary or appropriate defends to all claims so as to maintain ownership to all of its assets;

4.1.17                without the prior written consent of Lender, not to issue dividends in any forms to the shareholders, however, upon request by Lender, to distribut all or part of its distributable profits to the shareholders.

4.2                       Borrower covenants that during the term of this Agreement, he shall:

4.2.1                      To compelte the acquisition of the Domestic Company in accordance with the PRC laws within 60 days after the execution of this Agreement;

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4.2.2                      To make all contributions corresponding to the Borrower Equity Interest in accordance with relevant laws, and provide Lender with a capital verification report regarding such contribution issued by qualified accounting firm;

4.2.3                      To use best efforts to cause Domestic Company to engage in current value-added telecommunication service business;

4.2.4                      to execute an irrevocable Power of Attorney, which authorizes Lender or Lender’s designated person (legal or natural person) to exercise all of Borrower’s rights as a shareholder in Domestic Company, and refrain from exercising such shareholder rights except for those otherwise specified in this Agreement, the Share Pledge Agreement (defined as follows) or by Lender.

4.2.5                      to execute an Exclusive Option Agreement with Lender and Domestic Company, under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest;

4.2.6                      to execute a Share Pledge Agreement with Lender and Domestic Company (“Share Pledge Agreement”), under which Borrower agrees to pledge all of Borrower Equity Interest to Lender;

4.2.7                      To execute the above power of attorney, Exclusive Option Agreement and Share Pledge Agreement as soon as possible after issuance of the business license of Domestic Company, and obtain all relevant governmental approvals, registrations or filings (if necessary);

4.2.8                      To strictly comply with this Agreement, the power of attorney, Share Pledge Agreement and Exclusive Option Agreement, and perform its obligations under such documents, and not no commit any actions/inactions that may affect the validity and enforceability of such documents;

4.2.9                      not to sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement;

4.2.10                To cause any shareholders’ meeting and/or the board of directors of Domestic Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

4.2.11                To cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation

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of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

4.2.12                To immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

4.2.13                to the extent necessary to maintain his ownership of the Borrower Equity Interest, to execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

4.2.14                without the prior written consent of Lender, to refrain from any action / omission that may have a material impact on the assets, business and liabilities of Borrower Company;

4.2.15                To appoint any designee of Lender as director of Borrower Company, at the request of Lender;

4.2.16                to the extent permitted by the laws of China, at the request of Lender at any time, to promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Domestic Company to waive their right of first refusal with respect to the share transfer described in this Section;

4.2.17                to the extent permitted by the laws of China, at the request of Lender at any time, to cause the other shareholders of Domestic Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

4.2.18                in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

4.2.19                without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5                     Liability for Default

5.1                       In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including

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litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

5.2                       In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

6                     Notices

6.1                       All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1             Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

6.1.2             Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2                       For the purpose of notices, the addresses of the Parties are as follows:

Lender:               ChinaCache Network Technology (Beijing) Co., Ltd.

Address:             Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:                  + 8610-6437 4251

Borrower:          Yongkai Mei

Address:             Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:            + 8610-6437 4251

6.3                       Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

7                     Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement, the contents of the Agreement and the preparation or performance thereof is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to

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any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange, or orders by governmental authorities or court; or (c) information required to be disclosed by any Party to its shareholders, investors, legal counsel or financial advisor regarding the transaction contemplated hereunder, and such shareholders, investors, legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

8                     Governing Law and Resolution of Disputes

8.1            The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

8.2            In the event of any dispute with respect to the construction and performance    of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3            Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9                     Miscellaneous

9.1            This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2            This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3            This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment

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agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4            In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable I n any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5            The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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IN WITNESS THEREOF, the parties have caused their authorized representatives to sign this Loan Agreement on the date first above written.

Lender:     ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Borrower: Yongkai Mei

By:	/s/ Yongkai Mei

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Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of April 8, 2010 in Beijing, People’s Republic of China (the “PRC” or “China”):

(1)               ChinaCache Network Technology (Beijing) Co., Ltd. (“Lender”), a limited liability company organized and existing under the laws of the PRC, with its address at Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing;

(2)               Yong Sha (“Borrower”), a citizen of the PRC with Chinese Identification No.:            .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.                             Borrower is a shareholder of Shanghai Jnet Telcom Co., Ltd. (“Domestic Company”), originally holding 50% of the equity interest of Domestic Company; Lender and Borrower entered into a Loan Agreement on January 10, 2008 (the “Original Loan Agreement”); Lender, Borrower, Domestic Company and other related parties entered into a Framework Agreement on April 8, 2010, and several Share Transfer Agreements on April 8, 2010, according to which, Borrower transfer a total of 9% of the equity interest of Domestic Company to other PRC natural person with relevant consideration (the “Domestic Company Share Transfers”), after the completion of the Domestic Company Share Transfers, Borrower holds 41% of the equity interest of Domestic Company.  Meanwhile, according to Original Loan Agreement, it shall be deemed that Borrower has repaid part of the Loan under the Original Loan Agreement which equals to the considerations of the Domestic Company Share Transfers;

2.                             The Parties agree to execute this Agreement to amend certain provisions of the Original Loan Agreement, and this Agreement shall supersede and replace the Original Loan Agreement upon its execution.

1                     Loan

1.1                      In accordance with the terms and conditions of this Agreement, Lender agrees to provide a loan in USD equivalent to the amount of RMB 410,000 (the “Loan”) to Borrower. The term of the Loan shall be ten years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

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1.1.1                        30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                        Borrower ceases (for any reason) to be an employee of Lender or its affiliates;

1.1.3                        Borrower engages in criminal act or is involved in criminal activities;

1.1.4                        According to the applicable laws of China, foreign investors are permitted to invest in the value-added telecommunication services business in China with a controlling stake or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under Section 4.1.1 and 4.2.5 of the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                       Borrower hereby confirms that he has received to above loan provided by Lender, and has used all of such loan to provide funds to Domestic Company, purchase and/or hold equity interest of the borrower company.

1.3                       Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and may at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement executed by Lender, Borrower and Domestic Company.

1.4                       Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.5                       Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.6                       Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”, please refer to Sectin 4.2.4), which authorizes a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Domestic Company.

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2                     Representations and Warranties

2.1                      Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

2.1.1                      Lender is a corporation duly organized and legally existing in accordance with the laws of the PRC;

2.1.2                      Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

2.1.3                      This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

2.2                       Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

2.2.1                      Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

2.2.2                      This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

2.2.3                      There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

3                     Borrower’s Covenants

3.1                       As and when he becomes, and for so long as he remains a shareholder of Domestic Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Domestic Company:

3.1.1                      to execute an Exclusive Option Agreement with Borrower and Lender, according to which Borrower will irrevocably grant an exclusive option to Lender to purchase all of the Borrower Equity Interest; to execute the above Exclusive Option Agreement as soon as possible after the updated business license of Domestic Company is issued, and to obtain all relevant governmental approvals, registrations or filings (if necessary);

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3.1.2                      to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreements executed with Lender on January 10, 2008, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

3.1.3                      at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

3.1.4                      to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

3.1.5                      to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

3.1.6                      at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

3.1.7                      without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

3.1.8                      to maintain its corporate existence in accordance with good financial and commercial standars and practice, and diligently and effectively manage its business and handle its matters;

3.1.9                      without the prior written consent of Lender, not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interests in its assets, business or incomes, or allow establishment of any other collateral interests thereon;

3.1.10                without the prior written consent of Lender, not to incur, inherit, guarantee or allow the existence of any debts, except for (i) those incurred in the ordinary or daily course of business other than by loans, and (ii) those disclosed to Lender and to which Lender has consented to in writing;

3.1.11                to operate all of its business in ordinary course of business to maintain its asset value;

3.1.12                without the prior written consent of Lender, not to enter into any material contracts (for the purpose of this paragraph, if the value of a contract exceeds RMB100,000, such contracts shall be deemed a

4

material contract), except for those entered into in the ordinary course of business;

3.1.13                without the prior written consent of Lender, not to provide loans or credit to any persons;

3.1.14                to purchase and maintain insurance with insurance company accepted by Lender, the amount and type of such insurance shall be the same or have the same level with those purchased by companies which operate similar business and own similar property or assets in the same district;

3.1.15                without the prior written consent of Lender, not to consolidate or merge with any entities, or purchase or invest in any entities;

3.1.16                to execute all necessary or appropriate documents, adopt all necessary or appropriate actions and bring all necessary or appropriate claims or make all necessary or appropriate defends to all claims so as to maintain ownership to all of its assets;

3.1.17                without the prior written consent of Lender, not to issue dividends in any forms to the shareholders, however, upon request by Lender, to distribut all or part of its distributable profits to the shareholders.

3.2                       Borrower covenants that during the term of this Agreement, he shall:

3.2.1                      To use best efforts to cause Domestic Company to engage in current value-added telecommunication service business;

3.2.2                      to execute an irrevocable Power of Attorney, which authorizes Lender or Lender’s designated person (legal or natural person) to exercise all of Borrower’s rights as a shareholder in Domestic Company, and refrain from exercising such shareholder rights except for those otherwise specified in this Agreement, the Share Pledge Agreement (defined as follows) or by Lender.

3.2.3                      to execute an Exclusive Option Agreement with Lender and Domestic Company, under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest;

3.2.4                      to execute a Share Pledge Agreement with Lender and Domestic Company (“Share Pledge Agreement”), under which Borrower agrees to pledge all of Borrower Equity Interest to Lender;

3.2.5                      To execute the above power of attorney, Exclusive Option Agreement and Share Pledge Agreement as soon as possible after issuance of the business license of Domestic Company, and obtain all relevant governmental approvals, registrations or filings (if necessary);

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3.2.6                      To strictly comply with this Agreement, the power of attorney, Share Pledge Agreement and Exclusive Option Agreement, and perform its obligations under such documents, and not no commit any actions/inactions that may affect the validity and enforceability of such documents;

3.2.7                      not to sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement;

3.2.8                      To cause any shareholders’ meeting and/or the board of directors of Domestic Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

3.2.9                      To cause any shareholders’ meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

3.2.10                To immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

3.2.11                to the extent necessary to maintain his ownership of the Borrower Equity Interest, to execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

3.2.12                without the prior written consent of Lender, to refrain from any action / omission that may have a material impact on the assets, business and liabilities of Borrower Company;

3.2.13                To appoint any designee of Lender as director of Borrower Company, at the request of Lender;

3.2.14                to the extent permitted by the laws of China, at the request of Lender at any time, to promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Domestic Company to waive their right of first refusal with respect to the share transfer described in this Section;

3.2.15                to the extent permitted by the laws of China, at the request of Lender at any time, to cause the other shareholders of Domestic

6

Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

3.2.16                in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

3.2.17                without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

4                     Liability for Default

4.1                       In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

4.2                       In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

5                     Notices

5.1                       All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

5.1.1             Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

5.1.2             Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

5.2                       For the purpose of notices, the addresses of the Parties are as follows:

Lender:                            ChinaCache Network Technology (Beijing) Co., Ltd.

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Address:                      Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:           + 8610-6437 4251

Borrower:   Yong Sha

Address:                      Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:     + 8610-6437 4251

5.3                       Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

6                     Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement, the contents of the Agreement and the preparation or performance thereof is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange, or orders by governmental authorities or court; or (c) information required to be disclosed by any Party to its shareholders, investors, legal counsel or financial advisor regarding the transaction contemplated hereunder, and such shareholders, investors, legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

7                     Governing Law and Resolution of Disputes

7.1            The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

7.2            In the event of any dispute with respect to the construction and performance    of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

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7.3            Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

8                     Miscellaneous

8.1            This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

8.2            This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

8.3            This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

8.4            In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable I n any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

8.5            The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

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IN WITNESS THEREOF, the parties have caused their authorized representatives to sign this Loan Agreement on the date first above written.

Lender:  ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Borrower: Yong Sha

By:	/s/ Yong Sha

10

Loan Agreement

This Loan Agreement (this “Agreement”) is made and entered into by and between the Parties below as of April 8, 2010 in Beijing, People’s Republic of China (the “PRC” or “China”):

(1)               ChinaCache Network Technology (Beijing) Co., Ltd. (“Lender”), a limited liability company organized and existing under the laws of the PRC, with its address at Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing;

(2)               Hao Yin (“Borrower), a citizen of the PRC with Chinese Identification No.:           .

Each of the Lender and the Borrower shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas:

1.                             Borrower intends to acquire a limited liability company— Shanghai Jnet Telcom Co., Ltd. (“Domestic Company”) in Shanghai, China.  The proposed registered capital of the Domestic Company is RMB1,000,000, among which, Borrower intends to purchase 3% of the equity interest of the Domestic Company (“Borrower Equity Interest”) with RMB30,000;

2.                             Lender intends to provide Borrower with a loan to be used for the purposes set forth under this Agreement.

1                     Definitions

1.1                      In accordance with the terms and conditions of this Agreement, Lender agrees to provide a loan in USD equivalent to the amount of RMB 30,000 (the “Loan”) to Borrower. The term of the Loan shall be ten years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:

1.1.1                        30 days elapse after Borrower receives a written notice from Lender requesting repayment of the Loan;

1.1.2                        Borrower ceases (for any reason) to be an employee of Lender or its affiliates;

1.1.3                        Borrower engages in criminal act or is involved in criminal activities;

1.1.4                        According to the applicable laws of China, foreign investors are permitted to invest in the value-added telecommunication services business in China with a controlling stake or in the form of wholly-foreign-owned enterprises, the relevant competent authorities of China begin to approve such investments, and Lender exercises the exclusive option under Section 4.1.1 and 4.2.5 of the Exclusive Option Agreement (the “Exclusive Option Agreement”) described in this Agreement.

1.2                       Lender agrees to remit such amount of the Loan to the account designated by Borrower within 20 days after receiving a written notification from the Borrower regarding the same, provided that all the conditions precedent in Section 2 are fulfilled. Borrower shall provide Lender with a written receipt for the Loan on the date of receiving the Loan. The Loan provided by Lender under this Agreement shall inure to Borrower’s benefit only and not to Borrower’s successors or assigns.

1.3                       Borrower agrees to accept the aforementioned Loan provided by Lender, and hereby agrees and warrants using the Loan to purchase the registered capital of the Domestic Company in Shanghai, China. Borrower will thereby become a shareholder to the Domestic Company holding 3% of the latter’s equity interest (“Borrower Equity Interest”).  Borrower agree to provide a full set of the Domestic Company’s registration documents (copies), business license and articles of association within 60 days following the execution of this Agreement. Without Lender’s prior written consent, Borrower shall not use the Loan for any purpose other than as set forth herein.

1.4                       Lender and Borrower hereby agree and acknowledge that Borrower’s method of repayment shall be at the sole discretion of Lender, and may at Lender’s option take the form of Borrower’s transferring the Borrower Equity Interest in whole to Lender or Lender’s designated persons (legal or natural persons) pursuant to the Lender’s exercise of its right to acquire the Borrower Equity Interest under the Exclusive Option Agreement executed by Lender, Borrower and Domestic Company.

1.5                       Lender and Borrower hereby agree and acknowledge that any proceeds from the transfer of the Borrower Equity Interest (to the extent permissible) shall be used to repay the Loan to Lender, in accordance with this Agreement and in the manner designated by Lender.

1.6                       Lender and Borrower hereby agree and acknowledge that to the extent permitted by applicable laws, Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase Borrower Equity Interest in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.

1.7                       Borrower also undertakes to execute an irrevocable Power of Attorney (the “Power of Attorney”, please refer to Sectin 4.2.4), which authorizes a legal or natural person designated by Lender to exercise all of Borrower’s rights as a shareholder of Domestic Company.

2                     Conditions Precedent

1.1 The obligation of Lender to provide the Loan to Borrower contemplated in Section 1.1 shall be subject to the satisfaction of the following conditions, unless waived in writing by Lender.

2.1                      Lender receives the written notification for drawdown under the Loan sent by Borrower according to Section 1.2.

2.2                      All the representations and warranties by Borrower in Section 3.2 are true, complete, correct and not misleading.

2.3                      Borrower has not violated the covenants in Section 4 of this Agreement, and no event which may affect Borrower’s performance of its obligations under this Agreement has occurred or is expected to occur.

3                     Representations and Warranties

3.1                      Between the date of this Agreement and the date of termination of this Agreement, Lender hereby makes the following representations and warranties to Borrower:

3.1.1                      Lender is a corporation duly organized and legally existing in accordance with the laws of the PRC;

3.1.2                      Lender has the legal capacity to execute and perform this Agreement. The execution and performance by Lender of this Agreement is consistent with Lender’s scope of business and the provisions of Lender’s corporate bylaws and other organizational documents, and Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and

3.1.3                      This Agreement constitutes Lender’s legal, valid and binding obligations enforceable in accordance with its terms.

3.2                       Between the date of this Agreement and the date of termination of this Agreement, Borrower hereby makes the following representations and warranties:

3.2.1                      Borrower has the legal capacity to execute and perform this Agreement. Borrower has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;

3.2.2                      This Agreement constitutes Borrower’s legal, valid and binding obligations enforceable in accordance with its terms; and

3.2.3                      There are no disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower, nor are there any potential disputes, litigations, arbitrations, administrative proceedings or any other legal proceedings relating to Borrower.

4                     Borrower’s Covenants

4.1                       As and when he becomes, and for so long as he remains a shareholder of Domestic Company, Borrower covenants irrevocably that during the term of this Agreement, Borrower shall cause Domestic Company:

4.1.1                      to execute an Exclusive Option Agreement with Borrower and Lender, according to which Borrower will irrevocably grant an exclusive option to Lender to purchase all of the Borrower Equity Interest; to execute the above Exclusive Option Agreement as soon as possible after the updated business license of Domestic Company is issued, and to obtain all relevant governmental approvals, registrations or filings (if necessary);

4.1.2                      to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreements executed with Lender on January 10, 2008, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Business Cooperation Agreement;

4.1.3                      at the request of Lender (or a party designated by Lender), to execute contracts/agreements on business cooperation with Lender (or a party designated by Lender), and to strictly abide by such contracts/agreements;

4.1.4                      to provide Lender with all of the information on Borrower Company’s business operations and financial condition at Lender’s request;

4.1.5                      to immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Company’s assets, business or income;

4.1.6                      at the request of Lender, to appoint any persons designated by Lender as directors of Borrower Company;

4.1.7                      without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

4.1.8                      to maintain its corporate existence in accordance with good financial and commercial standars and practice, and diligently and effectively manage its business and handle its matters;

4.1.9                      without the prior written consent of Lender, not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interests in its assets, business or incomes, or allow establishment of any other collateral interests thereon;

4.1.10                without the prior written consent of Lender, not to incur, inherit, guarantee or allow the existence of any debts, except for (i) those incurred in the ordinary or daily course of business other than by loans, and (ii) those disclosed to Lender and to which Lender has consented to in writing;

4.1.11                to operate all of its business in ordinary course of business to maintain its asset value;

4.1.12                without the prior written consent of Lender, not to enter into any material contracts (for the purpose of this paragraph, if the value of a contract exceeds RMB100,000, such contracts shall be deemed a material contract), except for those entered into in the ordinary course of business;

4.1.13                without the prior written consent of Lender, not to provide loans or credit to any persons;

4.1.14                to purchase and maintain insurance with insurance company accepted by Lender, the amount and type of such insurance shall be the same or have the same level with those purchased by companies which operate similar business and own similar property or assets in the same district;

4.1.15                without the prior written consent of Lender, not to consolidate or merge with any entities, or purchase or invest in any entities;

4.1.16                to execute all necessary or appropriate documents, adopt all necessary or appropriate actions and bring all necessary or appropriate claims or make all necessary or appropriate defends to all claims so as to maintain ownership to all of its assets;

4.1.17                without the prior written consent of Lender, not to issue dividends in any forms to the shareholders, however, upon request by Lender, to distribut all or part of its distributable profits to the shareholders.

4.2                       Borrower covenants that during the term of this Agreement, he shall:

4.2.1                      To compelte the acquisition of the Domestic Company in accordance with the PRC laws within 60 days after the execution of this Agreement;

4.2.2                      To make all contributions corresponding to the Borrower Equity Interest in accordance with relevant laws, and provide Lender with a capital verification report regarding such contribution issued by qualified accounting firm;

4.2.3                      To use best efforts to cause Domestic Company to engage in current value-added telecommunication service business;

4.2.4                      to execute an irrevocable Power of Attorney, which authorizes Lender or Lender’s designated person (legal or natural person) to exercise all of Borrower’s rights as a shareholder in Domestic Company, and refrain from exercising such shareholder rights except for those otherwise specified in this Agreement, the Share Pledge Agreement (defined as follows) or by Lender.

4.2.5                      to execute an Exclusive Option Agreement with Lender and Domestic Company, under which Borrower shall irrevocably grant Lender an exclusive option to purchase all of the Borrower Equity Interest;

4.2.6                      to execute a Share Pledge Agreement with Lender and Domestic Company (“Share Pledge Agreement”), under which Borrower agrees to pledge all of Borrower Equity Interest to Lender;

4.2.7                      To execute the above power of attorney, Exclusive Option Agreement and Share Pledge Agreement as soon as possible after issuance of the business license of Domestic Company, and obtain all relevant governmental approvals, registrations or filings (if necessary);

4.2.8                      To strictly comply with this Agreement, the power of attorney, Share Pledge Agreement and Exclusive Option Agreement, and perform its obligations under such documents, and not no commit any actions/inactions that may affect the validity and enforceability of such documents;

4.2.9                      not to sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest or the encumbrance, except in accordance with the Share Pledge Agreement;

4.2.10                To cause any shareholders› meeting and/or the board of directors of Domestic Company not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in Borrower Equity Interest, or allow the encumbrance thereon of any security interest, except to Lender or Lender’s designated person;

4.2.11                To cause any shareholders› meeting and/or the board of directors of the Borrower Company not to approve the merger or consolidation of Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of Lender;

4.2.12                To immediately notify Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Borrower Equity Interest;

4.2.13                to the extent necessary to maintain his ownership of the Borrower Equity Interest, to execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;

4.2.14                without the prior written consent of Lender, to refrain from any action / omission that may have a material impact on the assets, business and liabilities of Borrower Company;

4.2.15                To appoint any designee of Lender as director of Borrower Company, at the request of Lender;

4.2.16                to the extent permitted by the laws of China, at the request of Lender at any time, to promptly and unconditionally transfer all of Borrower Equity Interest to Lender or Lender’s designated representative(s) at any time, and cause the other shareholders of Domestic Company to waive their right of first refusal with respect to the share transfer described in this Section;

4.2.17                to the extent permitted by the laws of China, at the request of Lender at any time, to cause the other shareholders of Domestic Company to promptly and unconditionally transfer all of their equity interests to Lender or Lender’s designated representative(s) at any time, and Borrower hereby waives his right of first refusal (if any) with respect to the share transfer described in this Section;

4.2.18                in the event that Lender purchases Borrower Equity Interest from Borrower in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to Lender; and

4.2.19                without the prior written consent of Lender, not to supplement, change, or amend its articles of association in any manner, increase or decreases its registered capital or change its share capital structure in any manner.

5                     Liability for Default

5.1                       In the event either Party breaches this Agreement or otherwise causes the non-performance of this Agreement in part or in whole, the Party shall be liable for such breach and shall compensate all damages (including litigation and attorneys fees) resulting therefrom. In the event that both Parties breach this Agreement, each Party shall be liable for its respective breach.

5.2                       In the event that Borrower fails to perform the repayment obligations set forth in this Agreement, Borrower shall pay overdue interest of 0.01% per day for the outstanding payment, until the day Borrower repays the full principal of the Loan, overdue interests and other payable amounts.

6                     Notices

6.1                       All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

6.1.1             Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery.

6.1.2             Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

6.2                       For the purpose of notices, the addresses of the Parties are as follows:

Lender:                            ChinaCache Network Technology (Beijing) Co., Ltd.

Address:                      Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:                                 + 8610-6437 4251

Borrower:   Hao Yin

Address:                      Floor 6, Tower A, Galaxy Plaza, No.10 Jiu Xian Qiao Middle Road, Chaoyang District, 100016, Beijing

Facsimile:     + 8610-6437 4251

6.3                     Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

7                     Confidentiality

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement, the contents of the Agreement and the preparation or performance thereof is confidential information. The Parties shall maintain the confidentiality of all such information, and without the written consent of other Party, either Party shall not disclose any relevant information to any third party, except in the following circumstances: (a) such information is or will be in the public domain (provided that this is not the result of a public disclosure by the receiving party); (b) information disclosed as required by applicable laws or rules or regulations of any stock exchange, or orders by governmental authorities or court; or (c) information required to be disclosed by any Party to its shareholders, investors, legal counsel or financial advisor regarding the transaction contemplated hereunder, and such shareholders, investors, legal counsel or financial advisor are also bound by confidentiality duties similar to the duties in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This section shall survive the termination of this Agreement for any reason.

8                     Governing Law and Resolution of Disputes

8.1            The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.

8.2            In the event of any dispute with respect to the construction and performance    of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party’s request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

8.3            Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

9                     Miscellaneous

9.1            This Agreement shall become effective on the date thereof, and shall expire upon the date of full performance by the Parties of their respective obligations under this Agreement.

9.2            This Agreement shall be written in both Chinese and English language in two copies, each Party having one copy with equal legal validity. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

9.3            This Agreement may be amended or supplemented through written agreement by and between Lender and Borrower. Such written amendment agreement and/or supplementary agreement executed by and between Lender and Borrower are an integral part of this Agreement, and shall have the same legal validity as this Agreement.

9.4            In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable I n any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

9.5            The attachments (if any) to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

IN WITNESS THEREOF, the parties have caused their authorized representatives to sign this Loan Agreement on the date first above written.

Lender:   ChinaCache Network Technology (Beijing) Co., Ltd.

By:	/s/ Song Wang
Name: Song Wang
Title: Legal Representative

Borrower: Hao Yin

By:	/s/ Hao Yin